UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

DIEDRICH COFFEE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200

Irvine, California 92614

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 28, 2008, the board of directors (the “Board”) of Diedrich Coffee, Inc. (the “Company”) approved a new form of indemnification agreement (the “Indemnification Agreement”) pursuant to which the Company agrees to provide for the indemnification of and the advancement of certain costs, judgments, penalties, fines, liabilities, expenses incurred and amounts paid in settlement (“Losses”) to the fullest extent permitted by the Company’s charter, bylaws and applicable law to each of the Company’s directors and executive officers that become a party to the Indemnification Agreement. Each of the Company’s existing directors and executive officers has become or is expected to become a party to the Indemnification Agreement, which will replace any prior indemnification agreement with the Company to which such director or executive officer was a party. The Indemnification Agreement will be used in connection with future members of the Board and future executive officers of the Company.

The foregoing description is qualified in its entirety by the Indemnification Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2008, the Board adopted amended and restated bylaws of the Company (the “Restated Bylaws”). The substantive amendments adopted included, among other things, provisions that: (1) require stockholders to provide the Company with advance notice of proposals to be presented at stockholder meetings; (2) provide for indemnification of directors and officers consistent with the provisions of the Indemnification Agreement, which is described under Item 1.01 above; (3) address procedures relating to stockholder meetings, including matters such as notice, organization, adjournment, proxies, special meetings, inspectors of election and meetings by remote communication; (4) address procedures relating to the Board, including the general powers of the Board and matters relating to special meetings, action by consent, removal and emergency bylaws; and (5) address the ability of the Company to issue uncertificated shares to ensure compliance with NASDAQ listing requirements, which require that NASDAQ-listed companies be eligible to participate in the Depository Trust Company’s direct registration system, a system by which shares may be held in book-entry form without a certificate. Certain additional clarifying and non-substantive amendments were also made to other provisions in the Restated Bylaws.

The foregoing description should be read in conjunction with, and is qualified in its entirety by reference to, the Restated Bylaws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.2	Amended and Restated Bylaws of Diedrich Coffee, Inc.

10.1	Form of Diedrich Coffee, Inc. Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2008

DIEDRICH COFFEE, INC.

By:	/s/ SEAN M. MCCARTHY
Sean M. McCarthy Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Diedrich Coffee, Inc.

10.1	Form of Diedrich Coffee, Inc. Indemnification Agreement